EXHIBIT 10.69


            THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), made and entered into as of February 18, 2004, is by and between WTC Industries, Inc., a Delaware corporation, Pentapure Incorporated, a Minnesota corporation, (collectively, the "Borrowers"), and U.S. Bank National Association, a national banking association (the "Lender").

                                    RECITALS

         1. The Lender and the Borrowers entered into an Amended and Restated Credit Agreement dated as of February 27, 2002 as amended by a First Amendment to Amended and Restated Credit Agreement dated as of June 24, 2002 and a Second Amendment to Amended and Restated Credit Agreement dated as of March 3, 2003 (as amended, the "Credit Agreement"); and

         2. Pursuant to the Second Amendment to Amended and Restated Credit Agreement the Lender made available to the Borrowers an Advancing Term Loan
(2003) pursuant to which the Borrowers could borrow up to $3,000,000 to be repaid over a term of 48 months

         3. No amounts were borrowed under the Advancing Term Loan (2003) prior to the expiration of the advancing period thereunder and the Borrowers and the Lender have agreed to extend the advancing period on such Advancing Term Loan, on the terms and subject to the conditions of this Amendment.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

         SECTION 2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  2.1 GLOBAL CHANGE. Each reference to Advancing Term Loan
         (2003) or like references to Advancing Term Note (2003) and each other reference to any term using "(2003)" is changed such that the parenthetical reference (2003) is changed to (2004).

                  2.2 SECTIONS 2.1(C) OF THE CREDIT AGREEMENT. Section 2.1(c) of the Credit Agreement is amended in its entirety to read as follows:

                           2.1(c) ) Advancing Term Loan (2004). A term loan,
                  available in multiple Advances (the "Advancing Term Loan
                  (2004)") from the date of a Borrower's first request for an Advance thereunder through March 31, 2004, in an aggregate principal amount not to exceed $3,000,000 (the "Advancing Term Loan (2004) Commitment Amount").

                  2.3 DELETION OF FEE. Section 2.9(b) of the Credit Agreement is deleted.

                  2.8 EXHIBITS. Exhibit 2.3(c) is deleted from the Credit Agreement and Exhibit 2.3(c) as attached hereto is added to the Credit Agreement as Exhibit 2.3(c).

         SECTION 3. EFFECTIVENESS OF AMENDMENTS. The amendments contained in this Amendment shall become effective upon delivery by the Borrowers of, and compliance by the Borrowers with, the following:

                  3.1 This Amendment and the Advancing Term Note (2004) substantially in the form of Exhibit 2.3(c) (there are no Exhibits 2.3(a) and 2.3(b) to this Amendment) hereto must be executed and delivered to the Lender prior to the first Advance thereon).

                  3.2 A copy of the resolutions of the Board of Directors of the Corporate Borrowers authorizing the execution, delivery and performance of this Amendment and the Advancing Term Note (2004) (the "Note") certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Corporate Borrowers since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary, and (ii) identifying each officer of the Corporate Borrower authorized to execute this Amendment, the Note and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

                  3.3 Certified copies of all documents evidencing any necessary corporate action, consent or governmental or regulatory approval (if any) with respect to this Amendment.

                  3.4 The Borrowers shall have satisfied such other conditions as specified by the Lender, including payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

         SECTION 4. REPRESENTATIONS, WARRANTIES, AUTHORITY, NO ADVERSE CLAIM.

         4.1 REASSERTION OF REPRESENTATIONS AND WARRANTIES, NO DEFAULT. The Borrowers hereby represent that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender.

         4.2 AUTHORITY, NO CONFLICT, NO CONSENT REQUIRED. The Borrowers represent and warrant that the Borrowers have the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrowers in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which a Borrower is a party or a signatory or a provision of the Corporate Borrower's Certificate or Articles of Incorporation, Bylaws or any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to a Borrower or any of its property except, if any, in favor of the Lender. The Borrowers represent and warrant that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrowers of the Amendment Documents or other agreements and documents executed and delivered by the Borrowers in connection therewith or the performance of obligations of the Borrowers therein described, except for those which the applicable Borrower has obtained or provided and as to which such Borrower has delivered certified copies of documents evidencing each such action to the Lender.

         4.3 NO ADVERSE CLAIM. The Borrowers warrant, acknowledge and agree that no events have been taken place and no circumstances exist at the date hereof which would give any Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lender with respect to the Borrowers' obligations under the Credit Agreement as amended by this Amendment.

         SECTION 5. AFFIRMATION OF CREDIT AGREEMENT, FURTHER REFERENCES, AFFIRMATION OF SECURITY INTEREST. The Lender and the Borrowers each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. The Borrowers confirm to the Lender that the Borrowers' obligations under the Credit Agreement, as amended by this Amendment and including, without limitation, the Note, are and continue to be secured by the security interest granted by the Borrowers in favor of the Lender under the Security Agreements dated as of February 27, 2002 and any prior security agreements that remain in effect, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers.

         SECTION 6. MERGER AND INTEGRATION, SUPERSEDING EFFECT. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

         SECTION 7. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

         SECTION 8. SUCCESSORS. The Amendment Documents shall be binding upon the Borrowers and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lender and the successors and assigns of the Lender.

         SECTION 9. LEGAL EXPENSES. The Borrowers agree to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrowers under the Amendment Documents, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrowers shall survive any termination of the Credit Agreement.

         SECTION 10. HEADINGS. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

         SECTION 11. COUNTERPARTS. The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

         SECTION 12. GOVERNING LAW. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

BORROWERS:                                  WTC INDUSTRIES, INC.

                                            By:    /s/ Greg Jensen
                                                   -----------------------------

                                            Title  CFO
                                                   -----------------------------




                                            PENTAPURE INCORPORATED

                                            By:    /s/ Greg Jensen
                                                   -----------------------------

                                            Title  CFO
                                                   -----------------------------



LENDER:                                     U.S. BANK NATIONAL ASSOCIATION

                                            By:    /s/ Jerry Welle
                                                   -----------------------------

                                            Title  Vice President
                                                   -----------------------------

                           ADVANCING TERM NOTE (2004)


$3,000,000                                                     February 18, 2004
                                                             St. Paul, Minnesota

         FOR VALUE RECEIVED, WTC INDUSTRIES, INC., a Delaware corporation, and PENTAPURE INCORPORATED, a Minnesota corporation, hereby jointly and severally promise to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the "Lender") at its office in St. Paul, Minnesota, in lawful money of the United States of America in immediately available funds, the principal amount of THREE MILLION DOLLARS AND NO CENTS ($3,000,000) or if less, the full amount of the Advancing Term Loan (2004)(as such term and each capitalized term used herein are defined in the Credit Agreement hereinafter defined) advanced under the Credit Agreement, and to pay interest (computed on the basis of actual days elapsed and a year of 360 days) in like funds on the unpaid principal amount hereof from time to time outstanding at the rate set forth in the Credit Agreement.

         Principal shall be paid in equal installments in an amount sufficient to amortize the full amount outstanding on March 31, 2004 in 48 installments, plus accrued unpaid interest, commencing on May 1, 2004 and continuing on the first day of each month through March 1, 2008, with one final installment equal to the entire remaining unpaid principal balance and all accrued and unpaid interest on April 1, 2008. Interest only payments are due on the first day of each month from the date of the first Advance hereunder until May 1, 2004.

         This note is the Advancing Term Note (2004) referred to in the Amended and Restated Credit Agreement dated as of February 27, 2002 (as amended and as the same may hereafter be from time to time amended, restated or otherwise modified, the "Credit Agreement") between the undersigned and the Lender. This note is secured and its maturity is subject to acceleration, in each case upon the terms provided in said Credit Agreement.

         In the event of default hereunder, the undersigned agrees to pay all costs and expenses of collection, including reasonable attorneys' fees. The undersigned waives demand, presentment, notice of nonpayment, protest, notice of protest and notice of dishonor.

         THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS.

                                      WTC INDUSTRIES, INC.

                                      By     /s/ Greg Jensen
                                        ------------------------------------
                                      Title  CFO
                                           ---------------------------------

                                      PENTAPURE INCORPORATED

                                      By     /s/ Greg Jensen
                                        ------------------------------------
                                      Title  CFO
                                           ---------------------------------